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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FSI International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on January 19, 2011
FSI INTERNATIONAL, INC.
Meeting Information
Meeting Type:      Annual Meeting
For holders as of: November 24, 2010
Date:   January 19, 2011      Time: 3:30 PM CST

Location:	Company’s Headquarters 3455 Lyman Boulevard Chaska, Minnesota 55318 Directions: Contact Joyce Kasper at 952.448.8922
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement/Annual Report, including 10-K wrap
How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX    (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 05, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.	Internal Use Only

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends a vote
FOR the following:
1.	Election of Directors
Nominees
01      Terrence W. Glarner             02     David V. Smith
The Board of Directors recommends a vote FOR proposals 2, 3 and 4.
2	Proposal to approve an amendment of the FSI International 2008 Omnibus Stock Plan to increase the aggregate number of shares of our common stock reserved for issuance under the Plan by 500,000.
3	Proposal to approve an amendment to the FSI International Employees Stock Purchase Plan to increase the aggregate number of shares of our common stock reserved for issuance under the Plan by 1,000,000.
4	Proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 27, 2011.
NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will by voted “FOR” the listed nominees in Item 1 and “FOR” Items 2, 3 and 4. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. — COMMON	123,456,789,012.12345
THE COMPANY NAME INC. — CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. — CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. — CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. — CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. — CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. — CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. — 401 K	123,456,789,012.12345

Broadridge Internal Use Only

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #